Offerings - Offering: 1	Sep. 24, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	250,000,000
Maximum Aggregate Offering Price	$ 250,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 38,275.00
Offering Note	The Deferred Compensation Obligations being registered are unsecured obligations of Take-Two Interactive Software, Inc to pay deferred compensation in the future pursuant to the Take-Two Interactive Software, Inc. Deferred Compensation Plan, as may be amended from time to time (the "Plan"). The amount registered is based upon an estimate of the amount of compensation to be deferred by participants under the Plan, estimated to be approximately $250,000,000, and is estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended.